BNP PARIBAS
REPLACEMENT PROMISSORY NOTE

U.S. $35,000,000	March 31, 2011

The undersigned, for value received.jointly and severally, promise(s) to pay to the order of BNP PARIBAS (hereinafter called the "Lender") the principal sum of THIRTY-FIVE MILLION UNITED STATES DOLLARS (U.S.$35,OOO,OOO), or such lesser amount as shall equal the outstanding principal amount of all loans made by the Lender (the "Loans") to the undersigned, payable on demand by Lender, but in any event not later than the maturity date for each such Loan agreed to by the Lender and the undersigned at or prior to the time such Loan is made. In no event shall the maturity date for any Loan be more than 180 days after such Loan is made. The Lender shall have no obligation to make any Loan to the undersigned.

The undersigned also promises to pay to the order of the Lender interest on the unpaid principal amount of each Loan evidenced hereby, from the date when made until the principal amount thereof is repaid in full, at such rates of interest as shall be agreed upon from time to time between the undersigned and the Lender. Interest shall be paid at on the last day of each Interest Period (as defined herein), on maturity of each Loan (whether at stated maturity, on demand, by acceleration or otherwise) or at such intervals as shall be agreed from time to time and on each date of any payment of principal of any Loan, on the amount paid. All interest payable hereunder shall be calculated on the basis of a 360 day year and actual days elapsed.

The rate of interest agreed to with respect to any Loan shall be a fixed rate expressed as a percentage per annum or a margin (expressed as a percentage per annum) in excess of the "Offered Rate". "Offered Rate" shall mean the rate per annum determined by the Lender at which U.S. dollar loans or advances of an amount comparable to the amount of the respective Loan and for a period comparable to the relevant Interest Period (as hereinafter defined) are offered to the Lender in such market or from such other funding source as the Lender shall select from time to time in its sole discretion. "Interest Period" shall mean, with respect to each Loan evidenced hereby, the period commencing on the date of such Loan and ending on such subsequent date as shall be agreed to by the Lender; provided that: (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless it falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; and (b) no such Interest Period shall expire after the maturity date of the applicable Loan. "Business Day" shall mean any day on which commercial banks are open for domestic and international business (including dealings in foreign exchange) in New York City and in the city where the applicable inter-bank market is located. If at any time no Offered Rate and/or Interest Period has been agreed upon by the Lender with respect to any Loan, such Loan shall bear interest at the Lender's Prime Rate (as defined below) plus the applicable margin, if any, as indicated in the Lender's books and records, which rate will change when and as the Prime Rate changes and which such changes in the rate of interest resulting from changes in the Prime Rate shall take effect immediately without notice or demand of any kind (a Loan bearing interest at this rate is sometimes hereinafter called a "Prime Loan(s)"). The Lender's "Prime Rate" means the rate of interest established from time to time in New York, New York as the Lender's "prime rate". Such term shall not be construed to mean the Lender's lowest or most favorable rate. It is understood and agreed that, if for whatever reason such Prime Rate happens to be lower than the BNPP Rate (as defined below and as determined by the Lender) on anyone day, then such BNPP Rate will replace for any such day the Lender's Prime Rate (plus the applicable margin, if any).

The "BNPP Rate" means, on any date of determination, the rate per annum determined by the Lender in its sole discretion to be its cost of making and/or maintaining such Loan, which rate may include, without limitation, such factors as the Lender shall deem appropriate from time to time, including without limitation, market, regulatory and liquidity conditions; provided that such rate is not necessarily the cost to the Lender of funding or maintaining the specific Loan, and may exceed the Lender's actual cost of borrowing in the inter-bank market or other markets in which the Lender may obtain funds from time to time for amounts similar to the amount of the Loan and/or for periods similar to those applicable to the Loan.

Any principal, interest, fee or other amount not paid when due hereunder, and any overdrafts in any demand deposit account of the undersigned maintained with the Lender, shall bear interest (payable on demand) until paid in full at a per annum rate equal to the Prime Rate + ___*% plus the margin otherwise applicable to the overdue amount in question.

The Lender may record on its books and records or on the schedule to this Promissory Note which is a part hereof, the principal amount and date of each Loan made hereunder, the interest rate applicable thereto, the maturity date thereof and all payments of principal made thereon; provided. however. that prior to the transfer of this Note all such information with respect to all outstanding Loans shall be recorded on the schedule attached to this Promissory Note. The Lender's record, whether shown on its books and records or on the schedule to this Promissory Note, shall be conclusive and binding upon the undersigned, absent manifest error, provided. however. that the failure of the Lender to record any of the foregoing shall not limit or otherwise affect the obligation of the undersigned to repay all Loans made hereunder, together with all interest thereon and all other amounts payable hereunder. Without limiting the foregoing, the undersigned acknowledges that interest rates and maturity dates are ordinarily negotiated between the undersigned and the Lender by telephone and the undersigned agrees that in the event of any dispute as to any applicable interest rate and/or maturity date, the determination of the Lender and its respective entry on the schedule herein referred to shall be conclusive and binding upon the undersigned.

All payments hereunder shall be made at the office of the Lender at 787 Seventh Avenue, NY, NY 10019 or at such other place as the Lender may designate, in lawful money of the United States of America and in immediately available funds, without setoff or counterclaim and free and clear of, and without deduction for or on account of, any present or future stamp or other taxes, levies, imposts, duties or other charges of any kind now or hereafter imposed. If, notwithstanding the provisions of the immediately preceding sentence, any such taxes, duties, levies, imposts or other charges are so levied or imposed on any such payment, the undersigned will pay additional interest or will make additional payments in such amounts as may be necessary so that the net amount received by the Lender, after withholding or deduction therefor, will be equal to the amount provided for herein. The undersigned agrees to furnish promptly to the Lender official receipts evidencing payment of any taxes, levies, imposts, duties or other charges so withheld or deducted.

If any payment due hereunder shall be due on a day that is not a Business Day, payment shall be made on the next succeeding Business Day at such place of payment and interest thereon shall be payable for such extended time.

This Note may be prepaid at any time without premium or penalty except payment of the amounts provided for in the next paragraph. Each prepayment shall be accompanied by all accrued interest on the amount prepaid.

If any payment of the principal of a Loan evidenced hereby is made on a day other than the last day of an Interest Period applicable thereto for any reason, including, without limitation, voluntary pre-payment or acceleration, or if the undersigned fails to borrow any proposed Loan after the Lender has arranged funding thereof, or if the interest rate on any Loan is converted as provided in the second succeeding paragraph, the undersigned shall pay to the Lender, on demand, the amount of any loss, cost or expense ("Funding Loss ") incurred by the Lender as a result of the timing of such payment, such failure to borrow or such conversion, including, without limitation, any loss incurred in liquidating or redeploying funds received or borrowed from third parties.

In the event that on any date on which the Offered Rate is to be determined with respect to an Interest Period: (i) the Lender determines that advances or other funding in dollars in the principal amount of the Loan to which such Interest Period applies are not being offered to the Lender in the applicable market or from such other funding source, as the case may be, for the applicable Interest Period or (ii) the Offered Rate does not accurately reflect the cost of the Lender of maintaining or funding the principal amount thereof, then the Loan shall, bear interest at a rate per annum equal to the rate of interest determined by the Lender, such determination to be conclusive absent manifest error.

If the effect of any applicable law, rule or regulation, or the interpretation or administration thereof, or compliance with any request or directive of any governmental authority, is to make it unlawful or impracticable for the Lender to maintain or fund the principal amount of any Loan evidenced hereby, then the affected Loan shall, on receipt by the undersigned of notice from the Lender of such circumstances, bear interest at a rate per annum equal to the rate of interest determined by the Lender, such determination to be conclusive absent manifest error.

If any change in any present or future law or regulation, or in the interpretation or administration thereof, subjects the Lender to any tax, imposes or modifies any reserve requirement against the assets of, liabilities of or loans by the Lender or imposes on the Lender any other conditions, and the result of the foregoing is to increase the cost to the Lender of maintaining or funding the principal amount of any Loan evidenced hereby or to reduce any amount which would otherwise be received by the Lender hereunder, the undersigned shall pay to the Lender, on demand, such additional amount as shall compensate the Lender for such increased cost or reduction in amount.

The term "Obligor" as used herein shall be deemed to refer to the undersigned, its successors and assigns and each and every indorser or guarantor hereof.

The term "Liabilities" as used herein shall include this Note and all other indebtedness and obligations and liabilities of any kind of the undersigned to the Lender, now or hereafter existing, arising directly between the undersigned and the Lender or acquired by assignment, conditionally or as collateral security by the Lender, absolute or contingent, joint and/or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect, including, but without limiting the generality of the foregoing, indebtedness, obligations or liabilities to the Lender of the undersigned, whether incurred by the undersigned as principal, surety, endorser, guarantor, accommodation party or otherwise.

Without limiting the right of the Lender to demand payment of the Loans evidenced hereby at any time in its sole discretion, if any of the following events (each, an "Event of Default") shall occur: (a) default in payment of any Liability to the holder hereof, whether on demand, stated maturity or otherwise; or (b) if any Obligor shall fail to perform or observe any other covenant or agreement contained herein or in any line letter, security agreement, pledge agreement, guaranty, or other agreement, instrument or document related hereto (collectively with this Note, the "Loan Documents") and, in the case of any such failure which is capable of remedy, such failure shall remain unremedied for 10 days after such failure; or (c) the occurrence of any default under any of the other Loan Documents; or (d) if any representation, warranty or statement made by any Obligor, any subsidiary thereof or any other party to any Loan Document (or any of its officers) under or in connection with any Loan Document or any document furnished in connection therewith or pursuant thereto shall prove to be incorrect in any material respect when made; or (e) any failure by any Obligor or any of its subsidiaries to pay when due any indebtedness for borrowed money or in respect of letters of credit owing to the Lender other than under the Loan Documents, or the occurrence of any event which with the giving of notice or passage of time, or both, could result in acceleration of the maturity of any such indebtedness; or (f) any failure by any Obligor or any of its subsidiaries to pay when due any indebtedness for borrowed money or in respect of letters of credit owing to any party other than the Lender, or the occurrence of any event which, with the giving of notice or passage of time, or both, could result in acceleration of the maturity of any such indebtedness; or (g) any judgment or order for the payment of money in excess of $50,000 individually or in the aggregate (or the equivalent thereof in another currency) shall be rendered against any Obligor or any of its subsidiaries and shall remain unpaid, unbonded, unvacated or unstayed for a period of thirty days; or (h) any provision of any Loan Document after delivery thereof shall for any reason cease to be valid and binding on any Obligor or any other party thereto (except the Lender), or any Obligor or such other party shall so state in writing; or (i) any Loan Document providing for the grant of a lien on or security interest in any collateral after delivery thereof shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority security interest in any of the collateral purported to be covered thereby; or (j) any Obligor or any of its subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Obligor or any of its subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law. relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or any Obligor or any of its subsidiaries shall take any action to authorize any of the actions set forth above in this subsection 0); or (k) Rand LeShay or Thor Gjerdrum shall cease for any reason whatsoever, including, without limitation, death or disability (as such disability shall be determined in the sole and absolute judgment of the Lender) to be and continuously perform the duties of senior vice president and head trader and chief financial officer, respectively, of the undersigned or, if such cessation shall occur as a result of death or such disability, no successor satisfactory to the Lender, in its sole discretion, shall have become and shall have commenced to perform the duties of senior vice president and head trader and chief financial officer, respectively, of the undersigned within thirty (30) days after such cessation; provided, however, that if any satisfactory successor

*Material omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

shall have been so elected and shall have commenced performance of such duties within such period, the name of such successor or successors shall be deemed to have been inserted in place of Rand LeShay or Thor Gjerdrum in this clause (k); or (I) Spectrum International Group Inc. ("SGl") shall cease to own, directly or indirectly, beneficially and of record at least 51% of the issued and outstanding capital stock of each class of the undersigned or shall cease to control the management and policies of the undersigned; or (m) the Tangible Net Worth of SGI shall at any time be less than $50,000,000 (as used herein, Tangible Net Worth shall have the meaning ascribed thereto in paragraph (e) of Appendix A to the line letter agreement dated as of April 4, 2001 between the Lender and the undersigned, as amended, modified or supplemented from time to time), then, the Liabilities shall become absolute, due and payable without demand or notice to Obligor. Upon default in the due payment of this Note, or whenever the same or any installment of principal or interest hereof shall become due in accordance with any of the provisions hereof, the Lender may, but shall not be required to, exercise any or all of its rights and remedies, whether existing by contract, law or otherwise, with respect to any collateral security delivered in respect of any Liabilities.

Any demand or notice, if made or given, shall be sufficiently made upon or given to Obligor if left at or mailed to the last address of Obligor known to the Lender or if made or given in any other manner reasonably calculated to come to the attention of Obligor or the successors or assigns of Obligor, whether or not in fact received by them respectively.

The Lender may assign and transfer this Note to any other person, firm or corporation and may deliver and repledge the collateral security delivered in respect of the indebtedness evidenced hereby, or any part thereof, to the assignee or transferee of this Note, who shall thereupon become vested with all the powers and rights above given to the Lender in respect thereof, and the Lender shall thereafter be forever released and discharged of and from all responsibility or liability to Obligor for or on account of the collateral security so delivered.

No delay on the part of the holder hereof in exercising any of its options, powers or rights, or partial or single exercise thereof shall constitute a waiver thereof. The options, powers and rights of the holder hereof specified herein are in addition to those otherwise created. Demand of payment of this Note shall be sufficiently made upon the undersigned by written, telex, telegraphic or telephonic notice given by or on behalf of the holder to the undersigned at its last known address.

The undersigned hereby agrees to indemnify the holder hereof against any liability, claims, loss, cost or expense incurred by such holder in connection with this Promissory Note and any Loans evidenced hereby and the exercise of any and all rights pertaining thereto, except for any loss, cost or expense resulting from the gross negligence or willful misconduct of the Lender. If any attorney is used to enforce or collect this Note, the undersigned agrees to pay reasonable attorneys fees and disbursements incurred by the Lender. The undersigned jointly and severally promise to pay all expenses (including, without limitation, reasonable attorneys fees and disbursements) of any nature as soon as incurred whether in or out of court and whether incurred before or after this Note shall become due on demand, at its maturity date or otherwise and costs which the Lender may deem necessary or proper in connection with the satisfaction of the Liabilities or the administration, supervision, preservation, protection(including but not limited to maintenance of adequate insurance) or of the realization upon any collateral for the Liabilities or of defending any claim, action or proceeding asserted or commenced by the undersigned against the Lender.

This Note shall be construed in accordance with and governed by the law of the State of New York, without regard to principles of conflicts of laws. Obligor hereby agrees that any legal action or proceeding against Obligor with respect to this Note may be brought in the courts of the State of New York in The City of New York or of the United States of America for the Southern District of New York as the Lender may elect, and, by execution and delivery hereof, Obligor accepts and consents to, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and agrees that such jurisdiction shall be exclusive, unless waived by the Lender n writing, with respect to any claim, action or proceeding brought by it against the Lender and any questions relating to usury. Nothing herein shall limit the right of the Lender to bring proceedings against Obligor in any other jurisdiction. Obligor irrevocably consents to the service of process in any such legal action or proceeding by personal delivery or by the mailing thereof by the Lender by registered or certified mail, return receipt requested, postage prepaid, to the address specified in the records of the Lender, such service of process by mail to be deemed effective on the fifth day following such mailing. Obligor agrees that a final judgment in any such legal action or proceeding shall be conclusive and may be enforced in any manner provided by law.

AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH ITS COUNSEL, OBLIGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS OBLIGOR MAY HAVE TO A TRJAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF OBLIGOR. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO EXTEND CREDIT TO OBLIGOR. No claim may be made by Obligor against Lender or the officers, directors, employees or agents of Lender for any special, indirect, punitive or consequential damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Note or any other Loan Document or any act, omission or event occurring in connection therewith, and Obligor hereby waives, releases and agrees not to sue upon any claim for any such damages.

The undersigned shall defend, indemnify and hold harmless the Lender, its directors, officers, agents, employees, participants and assignees, from and against any and all claims, suits, actions, causes of action, debts, liabilities, damages, losses, obligations, charges, judgments and expenses, including attorneys fees and costs of any nature whatsoever, in any way relating to or arising from the transactions contemplated by any Loan Document(s), any liabilities of the undersigned and/or any loss, damage or injury resulting from any hazardous material; provided that the foregoing indemnification shall not extend to liabilities, damages, losses, obligations, judgments and expenses caused by the gross negligence or willful misconduct of the Lender as finally determined by a court of competent jurisdiction. This indemnification provision shall survive the termination of the Loan Documents and the repayment of all liabilities to the Lender.

The undersigned agrees to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Lender to be payable in connection with this Note or the other Loan Documents or the transactions pursuant to or in connection herewith and therewith, and the undersigned agrees to save the Lender harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to payor delay in paying any such taxes, fees or impositions.

In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, the Lender is hereby authorized at any time and from time to time, without notice to the undersigned or to any other person or entity, any such notice being hereby expressly waived by the undersigned, to setoff and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Lender (including all of its branches and agencies) to or for the credit or the account of the undersigned in any currency and whether or not due against and on account of the obligations and liabilities of the undersigned to the Lender under this note or other Loan Documents, irrespective of whether or not the Lender shall have made any demand hereunder or thereunder and although said obligations, liabilities or claims, or any of them shall be contingent or unmatured.

No change, modification, termination, waiver or discharge, in whole or in part, of this Note shall be effective unless in writing and signed by the party against whom such change, modification, termination, waiver or discharge is sought to be enforced.

Obligor hereby waives presentment, demand for payment, protest, notice of protest, notice of dishonor and default or enforcement of this Note, consents to any and all delays, extensions of time, renewals, releases of Obligor and of any available security, waivers or modifications that may be granted or consented to by the Lender with regard to the time of payment or with respect to any other provisions of this Note and agrees that no such action or failure to act on the part of the Lender shall in any way affect or impair the obligations of Obligor or be construed as a waiver by the Lender of, or otherwise affect, its right to avail itself of any remedy hereunder with the same force and effect as if Obligor had expressly consented to such action or inaction upon the part of the Lender.

The term "Lender" as used herein shall be deemed to include the Lender and its successors, endorsees and assigns.

This Note replaces but does not constitute payment or satisfaction of or a novation of the Replacement Promissory Note dated January 22, 2008 executed by the undersigned to the order of the Lender.

A-MARK PRECIOUS METALS, INC.
By:
Name:
Title:

By:
Name:
Title:

Schedule to Promissory Note

Date	Amount of Loan	Interest Rate	Maturity Date	Amount of Payment	Notation Made

FIFTH AMENDMENT TO
LINE LETTER

This FIFTH AMENDMENT TO LINE LETTER, dated as of March, 2011, is between BNP PARIBAS (the "Lender") and A-MARK PRECIOUS METALS, INC. (the "Borrower").

W I T N E S S E T H:

WHEREAS, the Lender and the Borrower are parties to a Line Letter dated as of April 4, 2001 (as heretofore amended, the "Line Letter"; and capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Line Letter);

WHEREAS, the Borrower and the Lender desire to amend the Line Letter in several respects;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1. Amendment.

The Line Letter is hereby amended, effective on the Effective Date referred to in Section 2 hereof, as follows:

(a) The first two paragraphs of the Line Letter are deleted and the following are substituted therefor:

"BNP PARIBAS ("Lender") is pleased to inform you that Lender has established for you, A-MARK PRECIOUS METALS, INC. (the "Company"), (a) a $35,000,000 uncommitted line of credit available for loans, documentary letters of credit and standby letters of credit.

Each Joan or letter of credit shall be used only for the purpose of financing inventory and accounts receivable arising from sale thereof to unaffiliated companies and for working capital. Loans and letters of credit outstanding under this line of credit shall not, without Lender's prior consent, exceed the lesser of (a) $35,000,000, and (b) the amount by which the Collateral Value exceeds the Outstanding Credits (as such terms are defined in the Amended and Restated Collateral Agency Agreement (1999) dated as of November 30, 1999 (as amended, the "Agency Agreement") among the Company and the banks and financial institutions ("Other Lenders")which provide financing to the Company."
(b) The first paragraph in section (e) of Appendix A of the Line Letter shall be deleted in its entirety and the following paragraph shall be substituted therefor:

"(e) not permit at any time the sum of Tangible Net Worth (as defined below plus Subordinated Debt of the Company and its consolidated subsidiaries on a consolidated basis to be less than $25,000,000. As used herein, "Tangible Net Worth" shall mean at any time as to any person or entity, as of the date of determination thereof, the excess of total assets over total liabilities and less the sum of (without duplication):".

Section 2. Effectiveness of Amendment.

This Fifth Amendment shall become effective on the date (the "Effective Date") on which the Lender shall have received this Fifth Amendment duly executed by all parties hereto, a Replacement Promissory Note in form and substance satisfactory to the Lender (the "March 2011 Replacement Note"), duly executed by the Borrower, and such corporate authorization documents and opinions as the Lender shall request.

Section 3. Effect of Amendment; Ratification; Representations; etc.

(a) On and after the date hereof, when counterparts of this Fifth Amendment shall have been executed by all parties hereto, this Fifth Amendment shall be a part of the Line Letter, all references to the Line Letter in the Line Letter and the other Loan Documents shall be deemed to refer to the Line Letter as amended by this Fifth Amendment, and the term "this Agreement", and the words "hereof', "herein", "hereunder" and words of similar import, as used in the Line Letter, shall mean the Line Letter as amended hereby. All references to the term "Note(s)" or "promissory note(s)" in the Line Letter and the other Loan Documents shall be deemed to refer to the March
2011 Replacement Note.

(b) Except as expressly set forth herein, this Fifth Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Line Letter, as amended hereby, and the Line Letter, as amended hereby, is hereby ratified, approved and confirmed in all respects.

(c) In order to induce the Lender to enter into this Fifth Amendment, the Borrower represents and warrants to the Lender that before and after giving effect to the execution and delivery of this Fifth Amendment:

(i)	the representations and warranties of the Borrower set forth in the Line Letter and in the other Loan Documents are true and correct, and

(ii)	no Event of Default or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default has occurred and is continuing.

(d) The Borrower hereby acknowledges, confirms and agrees (i) that the Brown Brothers Harriman & Co., as Collateral Agent on behalf of the Lender (the "Collateral Agent"), has and shall continue to have valid, enforceable and perfected liens upon and security interests in the Collateral heretofore granted to Collateral Agent pursuant to the Loan Documents or otherwise granted to or held by Collateral Agent; and (ii) that such liens and security interests currently secure, and shall continue to secure, without limitation, the indebtedness, liabilities and obligations of the Company under the March 2011 Replacement Note and Line letter as amended hereby.

Section 4. New York Law.

This Fifth Amendment shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed in said State.

Section 5. Severabilitv.

If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

Section 6. Counterparts.

This Fifth Amendment may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same amendment. Signatures of the parties may appear on separate counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the day and year first above written.

A-MARK PRECIOUS METALS, INC.		BNP PARIBAS
By:		By:
	Name:		Name:
	Title:		Title:

By:		By:
	Name:		Name:
	Title:		Title: